Schedule of credit card payment (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Financial Liabilities At Amortized Cost Payables To Credit Card Network
Payables to credit card network	[1]	$ 4,882,159	$ 3,329,879
Payables to clearing houses			1,379
Total		$ 4,882,159	$ 3,331,258

[1]	Corresponds to the amount payable to the Mastercard brand related to credit and debit card transactions. Credit card payables are settled according to the transaction installments, substantially in up to 27 days for Brazilian transactions with no installments and 1 business day for international transactions. Sales in installments (“parcelado”) have monthly settlements over a period of up to 12 months. For Mexican and Colombian operations, the amounts are settled in 1 business day. The segregation of the settlement is shown in the table below: